Kurv Yield Premium Strategy Apple (AAPL) ETF
Schedule of Investments
August 31, 2024 (Unaudited)

PURCHASED OPTIONS - 6.1%	Notional Amount	Contracts	Value
Call Options - 6.1%			$–
Apple, Inc., Expiration: 10/18/2024; Exercise Price: $220.00 (a)(b)(d)	$1,374,000	60	$84,207
TOTAL PURCHASED OPTIONS (Cost $65,490)			84,207

SHORT-TERM INVESTMENTS - 96.1%
Money Market Funds - 1.3%		Shares
Northern U.S. Government Money Market Fund, 5.02% (c)(d)		18,571	18,571

U.S. Treasury Bills - 94.8%		Par
5.25%, 09/10/2024 (d)(e)		$684,000	683,306
5.26%, 10/10/2024 (d)(e)		624,000	620,710
			1,304,016
TOTAL SHORT-TERM INVESTMENTS (Cost $1,322,174)			1,322,587

TOTAL INVESTMENTS - 102.2% (Cost $1,387,664)			$1,406,794
Liabilities in Excess of Other Assets - (2.2)%			(30,080)
TOTAL NET ASSETS - 100.0%			$1,376,714

Percentages are stated as a percent of net assets.

(a)	FLexible EXchange® Options
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.
(d)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of August 31, 2024 is $1,406,794.
(e)	The rate shown is the effective yield as of August 31, 2024.

Kurv Yield Premium Strategy Apple (AAPL) ETF
Schedule of Written Options
August 31, 2024 (Unaudited)

WRITTEN OPTIONS - (2.4)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.8)%
Apple, Inc., Expiration: 10/18/2024; Exercise Price: $245.00	$(1,374,000)	(60)	$(11,400)

Put Options - (1.6)%
Apple, Inc., Expiration: 10/18/2024; Exercise Price: $220.00	(1,374,000)	(60)	(21,487)
TOTAL WRITTEN OPTIONS (Premiums received $70,812)			$(32,887)

Percentages are stated as a percent of net assets.

(a)	FLexible EXchange® Options
(b)	100 shares per contract.

NEOS ETF Trust
Kurv Yield Premium Strategy Apple (AAPL) ETF
Notes to Quarterly Schedule of Investments
August 31, 2024 (Unaudited)

Investment Valuation
The Fund discloses the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund’s (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

• Level 1 — Quoted prices in active markets for identical assets that the Fund has the ability to access.
• Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options(a)	$–	$84,207	$–	$84,207
Money Market Funds	18,571	–	–	18,571
U.S. Treasury Bills	–	1,304,016	–	1,304,016
Total Assets	$18,571	$1,388,223	$–	$1,406,794

Liabilities:
Written Options(a)	$–	$(32,887)	$–	$(32,887)
Total Liabilities	$–	$(32,887)	$–	$(32,887)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)      The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to a Fund’s NAV than the uncertainties surrounding inputs for a non-derivative security with the same market value.